Summary Prospectus April 30, 2021
TIFF Short-Term Fund
Before you invest in TIFF Short-Term Fund (the “fund”), you may want to review the fund’s prospectus and statement of additional information, which contain more information about the fund and the risks of investing in the fund. The fund’s prospectus and statement of additional information dated April 30, 2021 (as may be amended or supplemented), are incorporated by reference into this summary prospectus. You can find the fund’s prospectus and statement of additional information, as well as other information about the fund, online at https://www.tipfunds.org. You may also obtain this information at no charge by calling 1-800-984-0084 or by sending an e-mail request to info@tiff.org.
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TIFF Short-Term Fund Summary
Investment Objective
The fund’s investment objective is to attain as high a rate of current income as is consistent with ensuring that the fund’s risk of principal loss does not exceed that of a portfolio invested in US 6-month Treasury bills.
The fund’s performance objective (which is non-fundamental) is, over a majority of market cycles, to track as closely as possible, gross of fees and expenses, the BofA Merrill Lynch US 6-Month Treasury Bill Index.
Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. The “Redemption Fees” shown in this table are referred to as “exit fees” elsewhere in the prospectus.
Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	None
Redemption Fees (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.03%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.25%
Example
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated, and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$26	$80	$141	$318
Portfolio Turnover
The fund pays transaction costs, such as a spread, when it buys and sells securities (or “turns over” its portfolio). Because the fund holds primarily securities with maturities at the time of acquisition of one year or less, and such securities are excluded by definition from the calculation of portfolio turnover, during the most recent fiscal year, the fund’s portfolio turnover rate was 0% of the average value of its portfolio.
Principal Investment Strategies
The fund invests principally in securities issued by the US Government, its agencies, or its instrumentalities. The fund’s duration generally will not differ from the benchmark’s duration by more than three months. While the duration of the benchmark varies throughout the month, as of April 1, 2021, the duration of the benchmark was approximately 5.9 months. The investment advisor, TIFF Advisory Services, Inc. (“TAS”), focuses on duration, maturity, relative valuations, and security selection. Typically, the average credit quality of the fund’s portfolio will be equivalent to the credit rating assigned to short-term obligations of the US Government, its agencies, or instrumentalities, and may include unrated obligations that are deemed to be of equivalent quality.

TIFF Short-Term Fund Summary
Principal Investment Risks
The fund’s principal investment risks are presented below in alphabetical order, and not in the order of importance or potential exposure, so as to facilitate the reader’s ability to find particular risks and compare them with the risks of other funds. Each risk summarized below is considered a “principal risk” of investing in the fund, regardless of the order in which it appears.
As with all investments, there are certain risks of investing in the fund, and you could lose money on an investment in the fund. Fluctuations in the market value of the securities held in the fund’s portfolio could cause members’ shares, when redeemed, to be worth more or less than their original cost. The principal risks associated with the fund’s primary investment policies and strategies are summarized below.
Credit Risk.   An issuer or guarantor of a debt obligation or other obligation may default or otherwise become unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations.
Interest Rate Risk.   Interest rate changes are influenced by a number of factors, including government policy, inflation expectations, and supply and demand. Bond prices typically fluctuate due to changing interest rates and generally vary inversely with market interest rates. Duration reflects the expected life of a bond and provides one measure of the sensitivity of a bond’s price to changing interest rates. For a given change in interest rates, longer duration bonds usually fluctuate more in price than shorter duration bonds. In addition, falling interest rates may cause the fund’s interest income to decline and rising interest rates may cause the value of the fund’s investments to fall. Further, in an environment marked by abnormally low short-term interest rates, the risk exists that earned interest will not be sufficient to cover the management fees and expenses of the fund, resulting in principal losses.
Market Risk.   The market value of a security may increase or decrease over time. Market risk may affect a single issue, an entire industry, or the market as a whole. The global outbreak of COVID-19 has resulted in economic and social uncertainty throughout the world and related market volatility. The COVID-19 outbreak, other pandemics or epidemics, and local, regional or global natural or environmental disasters, wars, acts of terrorism, or similar events could have a significant impact on the fund and its investments and could result in increased volatility of the fund’s net asset value.
Fund Performance
The chart below is intended to show the risks of investing in the fund by showing changes in the fund’s performance from year to year. The fund’s past performance does not necessarily indicate how the fund will perform in the future. Updated performance information is available online at www.tipfunds.org.
Calendar Year Total Returns (%)
[a]
Rounds to less than 0.01%

Highest and Lowest Quarterly Returns
(for periods shown in the bar chart)
Highest (2Q 2019)	0.70%
Lowest (2Q 2020)	-0.11%

TIFF Short-Term Fund Summary
Average Annual Total Returns (for periods ended 12/31/2020)
The table below illustrates the changes in the fund’s yearly performance and shows how the fund’s average returns for one year, five years, ten years, and since fund inception compare with a selected benchmark. Past performance is not necessarily an indication of how the fund will perform in the future. Updated performance information is available online at www.tipfunds.org.
	One Year	Five Years	Ten Years	Since Inception (5/31/94)
TIFF Short-Term Fund
Return Before Taxes	0.54%	1.05%	0.48%	2.51%
Benchmark Returns
BofA Merrill Lynch US 6-Month Treasury Bill Index (does not reflect fees, expenses, or taxes)	1.05%	1.43%	0.81%	2.72%
Portfolio Management
Investment Advisor	Portfolio Manager	Title	Has Managed Fund Assets Since
TIFF Advisory Services, Inc.	Jay Willoughby	Chief Investment Officer	2015
	Jessica Bolster	Portfolio Manager	2017
Purchase and Sale Information
Purchases may be made on any business day. The minimum initial investment is $50,000. The minimum for subsequent purchases is $5,000.
Full and fractional shares may be redeemed on any business day upon a member’s request via phone (1-610-684-8200) or fax (1-610-684-8210), by providing the fund name, the dollar or share amount to be redeemed, the account to which the proceeds should be wired (as designated on the account application), the member’s name, and the member’s account number. Redemption notification provided other than by phone or fax may not be accepted and, if accepted, may result in a processing delay.
Tax Information
Because members of the fund are typically tax-exempt organizations, in general, they are not subject to federal income taxation on distributions from the fund or on sales or exchanges of shares of the fund. Such members may be subject to excise taxes and should consult their tax advisors.